THE MORTGAGE POOL

GENERAL

         The mortgage pool will consist of two groups of mortgage loans, referred to in this prospectus supplement as "Loan Group 1" and "Loan Group 2" (and each, a "Loan Group"), and also designated as the "Group 1 Loans" and the "Group 2 Loans", respectively. The Group 1 Loans are one- to four-family, adjustable-rate, fully-amortizing residential mortgage loans secured by first liens on mortgaged properties. The Group 2 Loans are adjustable-rate, fully-amortizing multifamily mortgage loans secured by first liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

         The company conveyed the mortgage loans to the trust on the Closing Date pursuant to the Trust Agreement. The Seller made certain representations and warranties with respect to the mortgage loans in the Mortgage Loan Sale and Contribution Agreement. These representations and warranties were assigned to the indenture trustee for the benefit of the Bondholders. As more particularly described in the prospectus, the Seller will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Bondholders. SEE "THE MORTGAGE POOLS -- REPRESENTATIONS BY SELLERS" IN THE PROSPECTUS.

         The mortgage loans have been originated or acquired by the Seller in accordance with the underwriting criteria described in this prospectus supplement. SEE "--UNDERWRITING STANDARDS" BELOW.

         Substantially all of the Group 1 Loans will initially be subserviced by Wendover Funding, Inc. The subservicing with respect to such Group 1 Loans will be transferred to Countrywide Home Loans Servicing LP, or an affiliate thereof, on or about January 1, 2004. The Group 2 Loans will be subserviced by Midland Loan Services, Inc. SEE "DESCRIPTION OF THE SERVICING AGREEMENT -- THE SUBSERVICERS" IN THIS PROSPECTUS SUPPLEMENT.

         None of the mortgage loans were 30 days or more delinquent as of the Cut-off Date.

         Substantially all of the mortgage loans have scheduled monthly payments due on the first of the month. Each Group 1 Loan is generally assumable in accordance with the terms of the related mortgage note.

         Each mortgage loan is required to be covered by a standard hazard insurance policy. SEE "PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE; CLAIMS THEREUNDER--HAZARD INSURANCE POLICIES" IN THE PROSPECTUS.

MORTGAGE RATE ADJUSTMENT

         The mortgage rate on substantially all of the adjustable-rate mortgage loans will generally adjust semi-annually commencing after an initial period after origination of generally six months, two years, three years or five years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each adjustable-rate mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the adjustable-rate mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The adjustable-rate mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate



                                      99-1
on any adjustable-rate mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

         The mortgage rate on substantially all of the mortgage loans adjusts based on an index equal to either Six-Month LIBOR or One-Year CMT. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

         Substantially all of the adjustable-rate mortgage loans did not reach their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Adjustable-rate mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

INDICES ON THE MORTGAGE LOANS

         The index applicable to the determination of the mortgage rate on approximately 98.90% of the mortgage loans is the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by Fannie Mae or THE WALL STREET JOURNAL and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six-Month LIBOR.

         The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from Fannie Mae. The rates are determined from information that is available as of 11:00 a.m. (London time) on the second to last business day of each month. Such average rates may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR (as published by Fannie Mae). No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any adjustable-rate mortgage loan based on Six-Month LIBOR.


                                 SIX-MONTH LIBOR

MONTH          1996     1997     1998     1999     2000    2001    2002    2003
-----          ----     ----     ----     ----     ----    ----    ----    ----
January......  5.34%    5.71%    5.75%    5.04%    6.23%   5.36%   1.99%   1.35%
February.....  5.29     5.68     5.78     5.17     6.32    4.96    2.06    1.34
March........  5.52     5.96     5.80     5.08     6.53    4.71    2.33    1.26
April........  5.42     6.08     5.87     5.08     6.61    4.23    2.10    1.29
May..........  5.64     6.01     5.81     5.19     7.06    3.91    2.09    1.22
June.........  5.84     5.94     5.87     5.62     7.01    3.83    1.95    1.12
July.........  5.92     5.83     5.82     5.65     6.88    3.70    1.86    1.15
August.......  5.74     5.86     5.69     5.90     6.83    3.48    1.82    1.21
September....  5.75     5.85     5.36     5.96     6.76    2.53    1.75    1.18
October......  5.58     5.81     5.13     6.13     6.72    2.17    1.62    1.22
November.....  5.55     6.04     5.28     6.04     6.68    2.10    1.47
December.....  5.62     6.01     5.17     6.13     6.20    1.98    1.38

         The index applicable to the determination of the mortgage rate on approximately 0.22% of the mortgage loans will be based on the weekly average yield on U.S. Treasury securities adjusted to a constant



                                      99-2
maturity of one year as reported by the Federal Reserve Board in statistical Release No. H.15(519) as most recently available as of the date forty-five days, thirty-five days or thirty days prior to the adjustment date or on the adjustment date, as published in the place specified in the related mortgage note and as made available as of the date specified in the related mortgage note.

PREPAYMENT CHARGES

         Approximately 71.78% of the mortgage loans in loan group 1and all of the mortgage loans in loan group 2, respectively (by aggregate outstanding principal balance of the related mortgage loans as of the cut- off date), provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, mortgage loans with prepayment charges provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than seven years from the date of origination of that mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note. The prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge on the residential loans will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. For the multifamily loans with no initial fixed rate period or a three year fixed rate period, the amount of the prepayment charge is 3% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the third year. For the multifamily loans with a five year fixed rate period, the amount of the charge is 5% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the fifth year. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for payment on the Bonds.

PRIMARY MORTGAGE INSURANCE AND THE RADIAN LENDER-PAID PMI POLICY

         Substantially all of the Group 1 Loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) the Radian Lender-Paid PMI Policy.

         Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 12.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 30.00% of the Allowable Claim.

         The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for



                                      99-3
which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and (C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

         With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates for the mortgage loans will range from 0.32% per annum to 1.94% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

         To the extent of a default by Radian under the Radian Lender-Paid PMI Policy, the Master Servicer will use its best efforts to find a replacement policy with substantially similar terms.

         SEE "PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE; CLAIMS THEREUNDER -- HAZARD INSURANCE POLICIES" IN THE PROSPECTUS.

MORTGAGE LOAN CHARACTERISTICS

         The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the Group 1 Loans and Group 2 Loans were recorded in the name of MERS. FOR ADDITIONAL INFORMATION REGARDING THE RECORDING OF MORTGAGES IN THE NAME OF MERS SEE "YIELD ON THE BONDS--YIELD SENSITIVITY OF THE CLASS 1-A-2 BONDS, CLASS M BONDS AND CLASS B BONDS" IN THIS PROSPECTUS SUPPLEMENT.

LOAN GROUP 1

         The Group 1 Loans had an aggregate principal balance as of the Cut-off Date of approximately $911,342,449, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 1 Loans are secured by first liens on the related mortgaged property.

         The average principal balance of the Group 1 Loans at origination was approximately $255,305. No Group 1 Loan had a principal balance at origination of greater than approximately $1,435,000 or less than approximately $15,000. The average principal balance of the Group 1 Loans as of the Cut-off Date was approximately $255,135. No Group 1 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,433,502 or less than approximately $14,096.

         As of the Cut-off Date, the Group 1 Loans had mortgage rates ranging from approximately 2.875% per annum to approximately 14.100% per annum and the weighted average mortgage rate was approximately 5.699% per annum. The weighted average remaining term to stated maturity of the Group 1 Loans was approximately 359 months as of the Cut-off Date. None of the Group 1 Loans will have a first Due Date prior



                                      99-4
to February 1, 1996, or after December 1, 2003, or will have a remaining term to maturity of less than 267 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 1 Loan is November 1, 2033.

         Approximately 40.88% and 5.42% of the Group 1 Loans have initial interest only periods of five and ten years, respectively.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to- value ratios at origination of the Group 1 Loans was approximately 78.52%. No loan-to-value ratio at origination of any Group 1 Loan was greater than approximately 100.00% or less than approximately 16.67%.

         None of the Group 1 Loans are buydown mortgage loans.

         None of the Group 1 Loans will be a "high-cost home loan" as defined in the Georgia Fair Lending Act, in the New York Predatory Lending Law, codified as N.Y. Banking Lawss.6-I, N.Y. Gen. Bus. Law ss.771-a, and N.Y. Real Prop. Acts Lawss.1302, in the Arkansas Home Loan Protection Act or in the Kentucky Revised Statutesss.360.100.

         None of the Group 1 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

         Approximately 0.38% of the Group 1 Loans have reached their first adjustment date as of the Closing Date.

         Approximately 71.78% of the Group 1 Loans provide for prepayment charges.

         Approximately 12.04% and 9.25% of the Group 1 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the Group 1 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 1.062% per annum.

         Set forth below is a description of certain additional characteristics of the Group 1 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 1 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.



                                      99-5

                        PRINCIPAL BALANCES AT ORIGINATION

                                                  AGGREGATE      PERCENTAGE OF
              ORIGINAL              NUMBER OF       UNPAID       CUT-OFF DATE
            GROUP 1 LOAN             GROUP 1      PRINCIPAL        AGGREGATE
       PRINCIPAL BALANCES ($)         LOANS        BALANCE     PRINCIPAL BALANCE
---------------------------------   ---------   ------------   -----------------
        0.01 -    50,000.00......        11     $    448,287          0.05%
   50,000.01 -   100,000.00......       218       18,485,148          2.03
  100,000.01 -   150,000.00......       615       77,655,483          8.52
  150,000.01 -   200,000.00......       675      118,352,227         12.99
  200,000.01 -   250,000.00......       521      117,175,030         12.86
  250,000.01 -   300,000.00......       506      138,423,136         15.19
  300,000.01 -   350,000.00......       359      115,981,253         12.73
  350,000.01 -   400,000.00......       216       81,214,251          8.91
  400,000.01 -   450,000.00......       112       47,608,154          5.22
  450,000.01 -   500,000.00......       123       58,930,165          6.47
  500,000.01 -   550,000.00......        64       33,495,926          3.68
  550,000.01 -   600,000.00......        52       29,965,468          3.29
  600,000.01 -   650,000.00......        42       26,629,925          2.92
  650,000.01 -   700,000.00......        13        8,824,710          0.97
  700,000.01 -   750,000.00......        17       12,453,475          1.37
  750,000.01 -   800,000.00......         7        5,471,197          0.60
  800,000.01 -   850,000.00......         7        5,830,066          0.64
  850,000.01 -   900,000.00......         3        2,625,092          0.29
  900,000.01 -   950,000.00......         2        1,885,000          0.21
  950,000.01 - 1,000,000.00......         5        4,950,847          0.54
1,100,000.01 - 1,150,000.00......         2        2,213,893          0.24
1,250,000.01 - 1,300,000.00......         1        1,290,214          0.14
1,400,000.01 - 1,450,000.00......         1        1,433,502          0.16
                                      -----     ------------        ------
 Total...........................     3,572     $911,342,449        100.00%
                                      =====     ============        ======


     The average principal balance of the Group 1 Loans at origination was approximately $255,305.




                                      99-6

                    PRINCIPAL BALANCES AS OF THE CUT-OFF DATE


                                                   AGGREGATE     PERCENTAGE OF
                                     NUMBER OF       UNPAID      CUT-OFF DATE
        CURRENT GROUP 1 LOAN          GROUP 1      PRINCIPAL       AGGREGATE
       PRINCIPAL BALANCES ($)          LOANS        BALANCE    PRINCIPAL BALANCE
----------------------------------   ---------   ------------  -----------------
        0.01 -    50,000.00.......        11     $    448,287         0.05%
   50,000.01 -   100,000.00.......       218       18,485,148         2.03
  100,000.01 -   150,000.00.......       615       77,655,483         8.52
  150,000.01 -   200,000.00.......       677      118,750,039        13.03
  200,000.01 -   250,000.00.......       520      117,027,087        12.84
  250,000.01 -   300,000.00.......       505      138,173,267        15.16
  300,000.01 -   350,000.00.......       361      116,681,097        12.80
  350,000.01 -   400,000.00.......       214       80,514,408         8.83
  400,000.01 -   450,000.00.......       112       47,608,154         5.22
  450,000.01 -   500,000.00.......       123       58,930,165         6.47
  500,000.01 -   550,000.00.......        65       34,045,705         3.74
  550,000.01 -   600,000.00.......        51       29,415,690         3.23
  600,000.01 -   650,000.00.......        42       26,629,925         2.92
  650,000.01 -   700,000.00.......        13        8,824,710         0.97
  700,000.01 -   750,000.00.......        17       12,453,475         1.37
  750,000.01 -   800,000.00.......         7        5,471,197         0.60
  800,000.01 -   850,000.00.......         7        5,830,066         0.64
  850,000.01 -   900,000.00.......         3        2,625,092         0.29
  900,000.01 -   950,000.00.......         2        1,885,000         0.21
  950,000.01 - 1,000,000.00.......         5        4,950,847         0.54
1,100,000.01 - 1,150,000.00.......         2        2,213,893         0.24
1,250,000.01 - 1,300,000.00.......         1        1,290,214         0.14
1,400,000.01 - 1,450,000.00.......         1        1,433,502         0.16
                                       -----     ------------       ------
 Total............................     3,572     $911,342,449       100.00%
                                       =====     ============       ======

     As of the Cut-off Date, the average current principal balance of the Group 1 Loans will be approximately $255,135.





                                      99-7

                                 MORTGAGE RATES

                                                 AGGREGATE       PERCENTAGE OF
                                   NUMBER OF       UNPAID        CUT-OFF DATE
                                    GROUP 1      PRINCIPAL         AGGREGATE
           MORTGAGE RATES (%)        LOANS        BALANCE      PRINCIPAL BALANCE
--------------------------------   ---------    ------------   -----------------
 2.500 -  2.999.................       2        $    408,207          0.04%
 3.000 -  3.499.................       2             690,267          0.08
 3.500 -  3.999.................      45          13,117,540          1.44
 4.000 -  4.499.................     173          47,252,281          5.18
 4.500 -  4.999.................     584         161,177,724         17.69
 5.000 -  5.499.................     689         190,149,314         20.86
 5.500 -  5.999.................     693         196,591,046         21.57
 6.000 -  6.499.................     411         107,390,411         11.78
 6.500 -  6.999.................     427          95,135,270         10.44
 7.000 -  7.499.................     228          42,825,827          4.70
 7.500 -  7.999.................     170          31,209,471          3.42
 8.000 -  8.499.................      81          13,568,130          1.49
 8.500 -  8.999.................      39           8,132,517          0.89
 9.000 -  9.499.................      12           1,669,726          0.18
 9.500 -  9.999.................       7           1,048,388          0.12
10.000 - 10.499.................       3             507,180          0.06
10.500 - 10.999.................       1              81,283          0.01
11.000 - 11.499.................       2             216,074          0.02
11.500 - 11.999.................       2             130,948          0.01
14.000 - 14.499.................       1              40,846          0.00
                                   -----        ------------        ------
   Total........................   3,572        $911,342,449        100.00%
                                   =====        ============        ======


     The weighted average mortgage rate of the Group 1 Loans was approximately 5.699% per annum.





                                      99-8

                              NEXT ADJUSTMENT DATE


                                               AGGREGATE         PERCENTAGE OF
                                NUMBER OF        UNPAID          CUT-OFF DATE
                                 GROUP 1       PRINCIPAL           AGGREGATE
  NEXT ADJUSTMENT DATE            LOANS         BALANCE        PRINCIPAL BALANCE
--------------------------     -----------   -------------     -----------------
December 1, 2003..........          8        $  1,111,599             0.12%
January 1, 2004...........         16           2,841,451             0.31
February 1, 2004..........         30           7,572,995             0.83
March 1, 2004.............        176          48,565,346             5.33
April 1, 2004.............        290          79,728,443             8.75
May 1, 2004...............        121          30,219,319             3.32
April 1, 2005.............          2             486,471             0.05
May 1, 2005...............          2             632,105             0.07
June 1, 2005..............          2             664,604             0.07
July 1, 2005..............          8           2,113,035             0.23
August 1, 2005............         63          15,088,891             1.66
September 1, 2005.........        689         151,618,366            16.64
October 1, 2005...........        880         205,824,130            22.58
November 1, 2005..........        214          53,619,037             5.88
May 1, 2006...............          1              76,113             0.01
July 1, 2006..............          1             581,837             0.06
August 1, 2006............         27           6,538,424             0.72
September 1, 2006.........        125          31,642,661             3.47
October 1, 2006...........        195          50,911,722             5.59
November 1, 2006..........        104          25,088,730             2.75
June 1, 2008..............          1             596,962             0.07
July 1, 2008..............         13           4,439,817             0.49
August 1, 2008............         75          24,673,928             2.71
September 1, 2008.........        269          83,342,646             9.15
October 1, 2008...........        176          58,226,007             6.39
November 1, 2008..........         46          12,191,600             1.34
August 1, 2010............          8           3,308,404             0.36
September 1, 2010.........         28           8,941,125             0.98
October 1, 2010...........          1             500,000             0.05
September 1, 2013.........          1             196,680             0.02
                                -----        ------------           ------
     Total................      3,572        $911,342,449           100.00%
                                =====        ============           ======


     As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 1 Loans will be approximately 30 months.



                                      99-9

                                  GROSS MARGIN

                                              AGGREGATE          PERCENTAGE OF
                               NUMBER OF        UNPAID           CUT-OFF DATE
                                GROUP 1       PRINCIPAL            AGGREGATE
     GROSS MARGINS (%)           LOANS         BALANCE         PRINCIPAL BALANCE
--------------------------     ---------    ------------       -----------------
1.000 - 1.249.............         1        $    146,870             0.02%
1.500 - 1.749.............         1              40,846             0.00
2.000 - 2.249.............         7           1,153,785             0.13
2.250 - 2.499.............       368         127,942,399            14.04
2.500 - 2.749.............        84          22,700,219             2.49
2.750 - 2.999.............       231          61,145,010             6.71
3.000 - 3.249.............       475         128,552,843            14.11
3.250 - 3.499.............     1,187         298,787,687            32.79
3.500 - 3.749.............       313          80,963,736             8.88
3.750 - 3.999.............       147          37,032,722             4.06
4.000 - 4.249.............        57          12,888,615             1.41
4.250 - 4.499.............        34           7,639,717             0.84
4.500 - 4.749.............        34           7,416,607             0.81
4.750 - 4.999.............        18           3,426,955             0.38
5.000 - 5.249.............       299          57,033,090             6.26
5.250 - 5.499.............        11           2,392,298             0.26
5.500 - 5.749.............        20           3,652,821             0.40
5.750 - 5.999.............       235          50,302,174             5.52
6.000 - 6.249.............        27           4,796,289             0.53
6.250 - 6.499.............         6           1,120,980             0.12
6.500 - 6.749.............         3             111,113             0.01
6.750 - 6.999.............         3             200,128             0.02
7.000 - 7.249.............         8           1,480,558             0.16
7.250 - 7.499.............         1             123,404             0.01
7.500 - 7.749.............         1             131,120             0.01
8.750 - 8.999.............         1             160,465             0.02
                               -----        ------------           ------
  Total...................     3,572        $911,342,449           100.00%
                               =====        ============           ======

         As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Loans will be approximately 3.426% per annum.






                                      99-10

                              MAXIMUM MORTGAGE RATE

                                                 AGGREGATE       PERCENTAGE OF
                                  NUMBER OF        UNPAID        CUT-OFF DATE
                                   GROUP 1       PRINCIPAL         AGGREGATE
MAXIMUM MORTGAGE RATES (%)          LOANS         BALANCE      PRINCIPAL BALANCE
--------------------------        ---------    ------------    -----------------
 8.000 -  8.499...........              1      $    579,067          0.06%
 8.500 -  8.999...........              7         2,022,383          0.22
 9.000 -  9.499...........             19         7,188,889          0.79
 9.500 -  9.999...........            112        35,184,423          3.86
10.000 - 10.499...........            216        61,495,932          6.75
10.500 - 10.999...........            572       159,951,850         17.55
11.000 - 11.499...........            627       169,535,595         18.60
11.500 - 11.999...........            619       172,546,755         18.93
12.000 - 12.499...........            388       101,971,040         11.19
12.500 - 12.999...........            388        86,865,250          9.53
13.000 - 13.499...........            211        39,743,873          4.36
13.500 - 13.999...........            181        34,143,983          3.75
14.000 - 14.499...........             87        14,861,775          1.63
14.500 - 14.999...........             74        14,720,474          1.62
15.000 - 15.499...........             38         6,134,219          0.67
15.500 - 15.999...........             17         2,519,131          0.28
16.000 - 16.499...........              4           638,358          0.07
16.500 - 16.999...........              1            55,842          0.01
17.000 - 17.499...........              3           375,663          0.04
17.500 - 17.999...........              2            67,325          0.01
18.000 - 18.499...........              2           368,422          0.04
20.500 - 20.999...........              1           136,591          0.01
21.000 - 21.499...........              1            40,846          0.00
24.500 - 24.999...........              1           194,760          0.02
                                    -----      ------------        ------
   Total..................          3,572      $911,342,449        100.00%
                                    =====      ============        ======


     As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 1 Loans will be approximately 11.660% per annum.





                                      99-11

                            INITIAL FIXED-RATE PERIOD

                                                AGGREGATE        PERCENTAGE OF
                                 NUMBER OF        UNPAID         CUT-OFF DATE
                                  GROUP 1       PRINCIPAL          AGGREGATE
   INITIAL FIXED-RATE PERIOD       LOANS         BALANCE       PRINCIPAL BALANCE
------------------------------   ---------    ------------     -----------------
Six Months....................      625       $167,525,282          18.38%
Two Years.....................    1,872        431,652,788          47.36
Three Years...................      457        115,747,209          12.70
Five Years....................      580        183,470,960          20.13
Seven Years...................       37         12,749,529           1.40
Ten Years.....................        1            196,680           0.02
                                  -----       ------------         ------
     Total....................    3,572       $911,342,449         100.00%
                                  =====       ============         ======








                                      99-12

                                INITIAL RATE CAP

                                              AGGREGATE          PERCENTAGE OF
                             NUMBER OF          UNPAID           CUT-OFF DATE
                              GROUP 1         PRINCIPAL            AGGREGATE
  INITIAL RATE CAP (%)         LOANS           BALANCE         PRINCIPAL BALANCE
------------------------    ----------      -------------      -----------------
1.00....................         618        $166,412,013            18.26%
1.50....................           7             917,672             0.10
2.00....................         208          39,211,372             4.30
3.00....................       2,257         546,685,275            59.99
4.00....................          18           3,673,994             0.40
5.00....................         211          73,578,428             8.07
6.00....................         253          80,863,695             8.87
                               -----        ------------           ------
     Total..............       3,572        $911,342,449           100.00%
                               =====        ============           ======



                                PERIODIC RATE CAP

                                                 AGGREGATE      PERCENTAGE OF
                                 NUMBER OF         UNPAID       CUT-OFF DATE
                                  GROUP 1        PRINCIPAL        AGGREGATE
    PERIODIC RATE CAP (%)          LOANS          BALANCE     PRINCIPAL BALANCE
----------------------------    -----------    ------------   -----------------
1.00........................       3,292       $828,744,617         90.94%
1.50........................          44          8,092,075          0.89
2.00........................         236         74,505,758          8.18
                                   -----       ------------        ------
     Total..................       3,572       $911,342,449        100.00%
                                   =====       ============        ======





                                      99-13

                          ORIGINAL LOAN-TO-VALUE RATIOS


                                                   AGGREGATE     PERCENTAGE OF
                                     NUMBER OF       UNPAID      CUT-OFF DATE
                                      GROUP 1      PRINCIPAL       AGGREGATE
ORIGINAL LOAN-TO-VALUE RATIOS (%)      LOANS        BALANCE    PRINCIPAL BALANCE
---------------------------------    ---------   ------------  -----------------
 0.01 -  20.00...................         3      $    829,858         0.09%
20.01 -  25.00...................         3           529,781         0.06
25.01 -  30.00...................        14         2,816,237         0.31
30.01 -  35.00...................        12         2,401,119         0.26
35.01 -  40.00...................        19         5,371,102         0.59
40.01 -  45.00...................        23         6,266,757         0.69
45.01 -  50.00...................        37         8,054,486         0.88
50.01 -  55.00...................        40        11,231,819         1.23
55.01 -  60.00...................        52        14,702,446         1.61
60.01 -  65.00...................       110        30,960,630         3.40
65.01 -  70.00...................       360       104,034,348        11.42
70.01 -  75.00...................       145        40,777,072         4.47
75.01 -  80.00...................     1,812       488,602,905        53.61
80.01 -  85.00...................        77        21,009,852         2.31
85.01 -  90.00...................       407        88,322,031         9.69
90.01 -  95.00...................       281        53,589,378         5.88
95.01 - 100.00...................       177        31,842,630         3.49
                                      -----      ------------       ------
   Total.........................     3,572      $911,342,449       100.00%
                                      =====      ============       ======

     The minimum and maximum loan-to-value ratios of the Group 1 Loans at origination were approximately 16.67% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 1 Loans at origination was approximately 78.52%.


                                 OCCUPANCY TYPES

                                               AGGREGATE        PERCENTAGE OF
                                NUMBER OF        UNPAID         CUT-OFF DATE
                                 GROUP 1       PRINCIPAL          AGGREGATE
        OCCUPANCY TYPE            LOANS         BALANCE       PRINCIPAL BALANCE
---------------------------    -----------  ------------      -----------------
Owner Occupied.............      3,030      $795,555,830           87.29%
Investor...................        451        94,464,583            10.37
Second Home................         91        21,322,037             2.34
                                 -----      ------------          ------
     Total.................      3,572      $911,342,449          100.00%
                                 =====      ============          ======


     Occupancy type is based on the representation of the borrower at the time of origination.



                                      99-14

                  MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE

                                                   AGGREGATE     PERCENTAGE OF
                                      NUMBER OF      UNPAID      CUT-OFF DATE
     LOAN PROGRAM AND DOCUMENTATION    GROUP 1     PRINCIPAL       AGGREGATE
                  TYPE                  LOANS       BALANCE    PRINCIPAL BALANCE
------------------------------------  ---------  ------------  -----------------
Progressive Series Program
(Full Documentation)................     982     $248,955,751        27.32%
Progressive Series Program (Limited
(Stated) Documentation).............   1,413      380,523,521        41.75
Progressive Series Program
(Lite/Reduced Documentation)........       1           26,442         0.00
Progressive Express(TM)Program
 (Non Verified Assets)..............     396       89,526,299         9.82
Progressive Express(TM)Program
(Verified Assets)...................     458      114,795,891        12.60
Progressive Express(TM)No Doc
Program (No Documentation)..........     279       68,154,621         7.48
Progressive Express(TM)Program No
Doc Program (Verified Assets).......      37        8,052,247         0.88
Progressive Series Program (Full
Income/Stated Assets Documentation).       6        1,307,676         0.14
                                       -----     ------------       ------
     Total..........................   3,572     $911,342,449       100.00%
                                       =====     ============       ======


     SEE "--UNDERWRITING STANDARDS" BELOW FOR A DETAILED DESCRIPTION OF THE SELLER'S LOAN PROGRAMS AND DOCUMENTATION REQUIREMENTS.





                                      99-15

                                 RISK CATEGORIES

                                                 AGGREGATE       PERCENTAGE OF
                                  NUMBER OF        UNPAID        CUT-OFF DATE
                                   GROUP 1       PRINCIPAL         AGGREGATE
        CREDIT GRADE                LOANS         BALANCE      PRINCIPAL BALANCE
--------------------------------  ---------    ------------    -----------------
A+(1)...........................    1,677      $455,673,088          50.00%
A (1)...........................      909       230,602,171          25.30
A-(1)...........................      155        33,991,616           3.73
B(1)............................        8         1,208,290           0.13
C(1)............................        5           880,226           0.10
CX(1)...........................        2           122,129           0.01
Progressive Express(TM)I(2).....      420        96,955,367          10.64
Progressive Express(TM)II(2)....      331        78,266,742           8.59
Progressive Express(TM)III(2)...       30         6,545,688           0.72
Progressive Express(TM)IV(2)....       20         4,194,533           0.46
Progressive Express(TM)V(2).....        7         1,463,228           0.16
Progressive Express(TM)VI(2)....        8         1,439,371           0.16
                                    -----      ------------         ------
     Total......................    3,572      $911,342,449         100.00%
                                    =====      ============         ======

_________________

(1) All of these Group 1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B, C and CX correspond to Progressive Series I+, I and II, III and III+, IV, V and VI, respectively. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III.

(2) These Group 1 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 1 Loans is generally based on the borrower's "FICO" score and therefore these Group 1 Loans do not correspond to the alphabetical risk categories listed above.

     SEE "--UNDERWRITING STANDARDS" BELOW FOR A DESCRIPTION OF THE SELLER'S RISK CATEGORIES.





                                      99-16

                                 PROPERTY TYPES

                                                AGGREGATE        PERCENTAGE OF
                                  NUMBER OF       UNPAID         CUT-OFF DATE
                                   GROUP 1      PRINCIPAL          AGGREGATE
          PROPERTY TYPE             LOANS        BALANCE       PRINCIPAL BALANCE
-------------------------------   ---------    ------------    -----------------
Single-Family..................     2,247      $571,062,194          62.66%
De Minimis PUD.................       396       115,613,929          12.69
Condominium....................       438        95,252,840          10.45
Planned Unit Development.......       274        65,630,477           7.20
Two-Family.....................       115        30,224,599           3.32
Four-Family....................        45        15,223,447           1.67
Three-Family...................        27         9,913,751           1.09
High-Rise Condo................        23         7,356,001           0.81
Town Home......................         5           691,935           0.08
Manufactured Housing...........         1           263,900           0.03
CondoHotel.....................         1           109,377           0.01
                                    -----      ------------         ------
     Total.....................     3,572      $911,342,449         100.00%
                                    =====      ============         ======



                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                  AGGREGATE      PERCENTAGE OF
                                    NUMBER OF       UNPAID       CUT-OFF DATE
                                     GROUP 1      PRINCIPAL        AGGREGATE
                STATE                 LOANS        BALANCE     PRINCIPAL BALANCE
----------------------------------  ---------  ------------    -----------------
California........................   1,977     $590,198,666          64.76%
Florida...........................     408       85,133,067           9.34
Other (less than 3% in any one
state)............................   1,187      236,010,716          25.90
                                     -----     ------------         ------
     Total........................   3,572     $911,342,449         100.00%
                                     =====     ============         ======

     No more than approximately 0.88% of the Group 1 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.



                                      99-17

                                  LOAN PURPOSES

                                 NUMBER OF      AGGREGATE        PERCENTAGE OF
                                  SAMPLE          UNPAID         CUT-OFF DATE
                                  GROUP 1       PRINCIPAL          AGGREGATE
          LOAN PURPOSE             LOANS         BALANCE       PRINCIPAL BALANCE
------------------------------   ---------     ------------    -----------------
Purchase......................    2,309        $575,578,989          63.16%
Cash-Out Refinance............      902         238,577,556          26.18
Rate and Term Refinance.......      361          97,185,904          10.66
                                  -----        ------------         ------
    Total.....................    3,572        $911,342,449         100.00%
                                  =====        ============         ======


         In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

LOAN GROUP 2

         The Group 2 Loans had an aggregate principal balance as of the Cut-off Date of approximately $88,656,486, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 2 Loans are multifamily loans and are secured by first liens on the related mortgaged property.

         The average principal balance of the Group 2 Loans at origination was approximately $954,177. No Group 2 Loan had a principal balance at origination of greater than approximately $2,350,000 or less than approximately $300,000. The average principal balance of the Group 2 Loans as of the Cut-off Date was approximately $953,296. No Group 2 Loan had a principal balance as of the Cut-off Date of greater than approximately $2,350,000 or less than approximately $299,342.

         As of the Cut-off Date, the Group 2 Loans had mortgage rates ranging from approximately 4.375% per annum to approximately 6.875% per annum and the weighted average mortgage rate was approximately 5.089% per annum. The weighted average remaining term to stated maturity of the Group 2 Loans was approximately 359 months as of the Cut-off Date. None of the Group 2 Loans will have a first Due Date prior to August 1, 2003, or after November 1, 2003, or will have a remaining term to maturity of less than 357 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 2 Loan is October 1, 2033.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to- value ratios at origination of the Group 2 Loans was approximately 66.57%. No loan-to-value ratio at origination of any Group 2 Loan was greater than approximately 76.77% or less than approximately 19.45%.

         None of the Group 2 Loans are buydown mortgage loans.

         None of the Group 2 Loans will be a "high-cost home loan" as defined in the Georgia Fair Lending Act, in the New York Predatory Lending Law, codified as N.Y. Banking Lawss.6-I, N.Y. Gen. Bus. Law



                                      99-18
ss.771-a, and N.Y. Real Prop. Acts Lawss.1302, in the Arkansas Home Loan Protection Act or in the Kentucky Revised Statutesss.360.100.

         None of the Group 2 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

         None of the Group 2 Loans have reached their first adjustment date as of the Closing Date.

         All of the Group 2 Loans provide for prepayment charges.

         The Group 2 Loans had debt service coverage ratios as of the Cut-off Date of at least 1.20x but not more than 3.46x, with a weighted average debt service coverage ratio of approximately 1.40x. The Group 2 Loans had occupancy rates, determined as of the most recent date information was available, ranging from approximately 77.78% to approximately 100.00%, with a weighted average occupancy rate at origination of approximately 97.72%.

         All of the Group 2 Loans will accrue interest on an actual number of days in the prior calendar month and a year consisting of 360 days. As a result, the portion of the scheduled monthly payment in respect of interest received on the Group 2 Loans will be greater if the prior calendar month has 31 days, and will be reduced if the prior calendar month is February. However, all of the Group 2 Loans will be treated as if they paid interest on a 360-day year consisting of twelve 30-day months.

         None of the Group 2 Loans are cross-collateralized with other multifamily loans. None of the Group 2 Loans involve borrowers that are bankruptcy-remote special purpose entities. As a result, defaults and losses could occur for reasons unrelated to the financial condition or operation of the related mortgaged property.

         SEE "THE MORTGAGE POOL -- MULTIFAMILY LOANS" IN THIS PROSPECTUS SUPPLEMENT FOR ADDITIONAL INFORMATION ABOUT THE MULTIFAMILY LOANS. SEE "DESCRIPTION OF THE SERVICING AGREEMENT -- SERVICING OF MULTIFAMILY LOANS" IN THIS PROSPECTUS SUPPLEMENT FOR A DISCUSSION OF THE SERVICING OF MULTIFAMILY LOANS.

         Set forth below is a description of certain additional characteristics of the Group 2 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 2 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.



                                      99-19

                       PRINCIPAL BALANCES AT ORIGINATION

                                                  AGGREGATE      PERCENTAGE OF
              ORIGINAL               NUMBER OF      UNPAID       CUT-OFF DATE
            GROUP 2 LOAN              GROUP 2     PRINCIPAL        AGGREGATE
       PRINCIPAL BALANCES ($)          LOANS       BALANCE     PRINCIPAL BALANCE
----------------------------------   ---------   -----------   -----------------
  250,000.01 -   300,000.00.......        1      $   299,342         0.34%
  300,000.01 -   350,000.00.......        2          681,865         0.77
  350,000.01 -   400,000.00.......        3        1,153,750         1.30
  400,000.01 -   450,000.00.......        1          402,500         0.45
  450,000.01 -   500,000.00.......        6        2,928,594         3.30
  500,000.01 -   550,000.00.......        4        2,116,569         2.39
  550,000.01 -   600,000.00.......        8        4,641,210         5.24
  600,000.01 -   650,000.00.......        9        5,672,382         6.40
  650,000.01 -   700,000.00.......        1          699,303         0.79
  700,000.01 -   750,000.00.......        7        5,060,257         5.71
  750,000.01 -   800,000.00.......        7        5,438,219         6.13
  800,000.01 -   850,000.00.......        2        1,666,742         1.88
  850,000.01 -   900,000.00.......        3        2,663,337         3.00
  900,000.01 -   950,000.00.......        2        1,843,521         2.08
  950,000.01 - 1,000,000.00.......        2        1,936,773         2.18
1,000,000.01 - 1,050,000.00.......        2        2,077,462         2.34
1,050,000.01 - 1,100,000.00.......        3        3,226,669         3.64
1,100,000.01 - 1,150,000.00.......        3        3,351,335         3.78
1,150,000.01 - 1,200,000.00.......        6        7,077,159         7.98
1,200,000.01 - 1,250,000.00.......        3        3,663,506         4.13
1,250,000.01 - 1,300,000.00.......        3        3,858,947         4.35
1,300,000.01 - 1,350,000.00.......        1        1,340,000         1.51
1,400,000.01 - 1,450,000.00.......        1        1,425,000         1.61
1,450,000.01 - 1,500,000.00.......        1        1,480,000         1.67
1,600,000.01 - 1,650,000.00.......        1        1,647,971         1.86
1,750,000.01 - 1,800,000.00.......        1        1,785,000         2.01
1,800,000.01 - 1,850,000.00.......        1        1,847,725         2.08
1,850,000.01 - 1,900,000.00.......        1        1,891,677         2.13
1,900,000.01 - 1,950,000.00.......        1        1,950,000         2.20
1,950,000.01 - 2,000,000.00.......        2        3,992,835         4.50
2,000,000.01 - 2,050,000.00.......        1        2,040,000         2.30
2,050,000.01 - 2,100,000.00.......        1        2,088,089         2.36
2,100,000.01 - 2,150,000.00.......        1        2,133,750         2.41
2,200,000.01 - 2,250,000.00.......        1        2,225,000         2.51
2,300,000.01 - 2,350,000.00.......        1        2,350,000         2.65
                                         --      -----------       ------
Total.............................       93      $88,656,486       100.00%
                                         ==      ===========       ======

     The average principal balance of the Group 2 Loans at origination was approximately $954,177.


                                      99-20

                    PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                  AGGREGATE      PERCENTAGE OF
             ORIGINAL                NUMBER OF      UNPAID       CUT-OFF DATE
           GROUP 2 LOAN               GROUP 2     PRINCIPAL        AGGREGATE
      PRINCIPAL BALANCES ($)           LOANS       BALANCE     PRINCIPAL BALANCE
---------------------------------    ---------   -----------   -----------------
  250,000.01 -   300,000.00......       1        $   299,342         0.34%
  300,000.01 -   350,000.00......       2            681,865         0.77
  350,000.01 -   400,000.00......       3          1,153,750         1.30
  400,000.01 -   450,000.00......       1            402,500         0.45
  450,000.01 -   500,000.00......       6          2,928,594         3.30
  500,000.01 -   550,000.00......       4          2,116,569         2.39
  550,000.01 -   600,000.00......       8          4,641,210         5.24
  600,000.01 -   650,000.00......       9          5,672,382         6.40
  650,000.01 -   700,000.00......       1            699,303         0.79
  700,000.01 -   750,000.00......       7          5,060,257         5.71
  750,000.01 -   800,000.00......       7          5,438,219         6.13
  800,000.01 -   850,000.00......       2          1,666,742         1.88
  850,000.01 -   900,000.00......       3          2,663,337         3.00
  900,000.01 -   950,000.00......       2          1,843,521         2.08
  950,000.01 - 1,000,000.00......       2          1,936,773         2.18
1,000,000.01 - 1,050,000.00......       2          2,077,462         2.34
1,050,000.01 - 1,100,000.00......       3          3,226,669         3.64
1,100,000.01 - 1,150,000.00......       3          3,351,335         3.78
1,150,000.01 - 1,200,000.00......       6          7,077,159         7.98
1,200,000.01 - 1,250,000.00......       3          3,663,506         4.13
1,250,000.01 - 1,300,000.00......       3          3,858,947         4.35
1,300,000.01 - 1,350,000.00......       1          1,340,000         1.51
1,400,000.01 - 1,450,000.00......       1          1,425,000         1.61
1,450,000.01 - 1,500,000.00......       1          1,480,000         1.67
1,600,000.01 - 1,650,000.00......       1          1,647,971         1.86
1,750,000.01 - 1,800,000.00......       1          1,785,000         2.01
1,800,000.01 - 1,850,000.00......       1          1,847,725         2.08
1,850,000.01 - 1,900,000.00......       1          1,891,677         2.13
1,900,000.01 - 1,950,000.00......       1          1,950,000         2.20
1,950,000.01 - 2,000,000.00......       2          3,992,835         4.50
2,000,000.01 - 2,050,000.00......       1          2,040,000         2.30
2,050,000.01 - 2,100,000.00......       1          2,088,089         2.36
2,100,000.01 - 2,150,000.00......       1          2,133,750         2.41
2,200,000.01 - 2,250,000.00......       1          2,225,000         2.51
2,300,000.01 - 2,350,000.00......       1          2,350,000         2.65
                                       --        -----------       ------
Total............................      93        $88,656,486       100.00%
                                       ==        ===========       ======

         As of the Cut-off Date, the average current principal balance of the Group 2 Loans will be approximately $953,296.


                                      99-21

                                 MORTGAGE RATES

                                                AGGREGATE        PERCENTAGE OF
                              NUMBER OF           UNPAID         CUT-OFF DATE
                               GROUP 2          PRINCIPAL          AGGREGATE
   MORTGAGE RATES (%)           LOANS            BALANCE       PRINCIPAL BALANCE
-------------------------    -----------      -------------    -----------------
4.000 - 4.499............         7            $  ,767,651            5.38%
4.500 - 4.999............        33             34,201,422           38.58
5.000 - 5.499............        32             33,384,782           37.66
5.500 - 5.999............        17             14,469,862           16.32
6.000 - 6.499............         3              1,495,553            1.69
6.500 - 6.999............         1                337,216            0.38
                                 --            -----------          ------
    Total................        93            $88,656,486          100.00%
                                 ==            ===========          ======

         The weighted average mortgage rate of the Group 2 Loans was approximately 5.089% per annum.



                              NEXT ADJUSTMENT DATE

                                                                 PERCENTAGE OF
                               NUMBER OF       AGGREGATE          CUT-OFF DATE
                                GROUP 2          UNPAID            AGGREGATE
   NEXT ADJUSTMENT DATE          LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE
----------------------------   ---------   -----------------   -----------------
August 1, 2006..............        5          $ 3,664,229            4.13%
September 1, 2006...........        4            3,101,827            3.50
October 1, 2006.............        9            9,198,500           10.38
July 1, 2008................        3            3,504,970            3.95
August 1, 2008..............       12           11,891,551           13.41
September 1, 2008...........       22           21,178,184           23.89
October 1, 2008.............       27           25,847,350           29.15
August 1, 2010..............        2            1,741,146            1.96
September 1, 2010...........        2            1,158,729            1.31
October 1, 2010.............        7            7,370,000            8.31
                                   --          -----------          ------
Total.......................       93          $88,656,486          100.00%
                                   ==          ===========          ======

              As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 2 Loans will be approximately 58 months.


                                      99-22

                                  GROSS MARGIN

                                                AGGREGATE        PERCENTAGE OF
                                  NUMBER OF       UNPAID         CUT-OFF DATE
                                   GROUP 2      PRINCIPAL          AGGREGATE
       GROSS MARGINS (%)            LOANS        BALANCE       PRINCIPAL BALANCE
-----------------------------    ----------    ------------    -----------------
2.500 - 2.749................          1         $1,120,667           1.26%
2.750 - 2.999................         17         11,527,462          13.00
3.000 - 3.249................         65         66,261,701          74.74
3.250 - 3.499................         10          9,746,657          10.99
                                      --        -----------         ------
Total........................         93        $88,656,486         100.00%
                                      ==        ===========         ======

         As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Loans will be approximately 2.989% per annum.



                              MAXIMUM MORTGAGE RATE

                                                AGGREGATE        PERCENTAGE OF
                                  NUMBER OF       UNPAID         CUT-OFF DATE
                                   GROUP 2      PRINCIPAL          AGGREGATE
MAXIMUM MORTGAGE RATES (%)          LOANS        BALANCE       PRINCIPAL BALANCE
-------------------------------   ---------   -------------    -----------------
 9.000   -   9.499.............       7        $ 4,767,651           5.38%
 9.500   -   9.999.............      32         32,776,422          36.97
10.000   -  10.499.............      32         33,384,782          37.66
10.500   -  10.999.............      18         15,894,862          17.93
11.000   -  11.499.............       3          1,495,553           1.69
11.500   -  11.999.............       1            337,216           0.38
                                     --        -----------         ------
Total..........................      93        $88,656,486         100.00%
                                     ==        ===========         ======

         As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 2 Loans will be approximately 10.104% per annum.



                            INITIAL FIXED-RATE PERIOD


                                                AGGREGATE        PERCENTAGE OF
                                NUMBER OF         UNPAID         CUT-OFF DATE
                                 GROUP 2        PRINCIPAL          AGGREGATE
INITIAL FIXED-RATE PERIOD         LOANS          BALANCE       PRINCIPAL BALANCE
--------------------------      ----------     -----------     -----------------
Three Years...............         18          $15,964,556           18.01%
Five Years................         64           62,422,055           70.41
Seven Years...............         11           10,269,875           11.58
                                   --          -----------          ------
     Total................         93          $88,656,486          100.00%
                                   ==          ===========          ======




                                      99-23

                                INITIAL RATE CAP

                                                 AGGREGATE       PERCENTAGE OF
                                 NUMBER OF         UNPAID        CUT-OFF DATE
                                  GROUP 2        PRINCIPAL         AGGREGATE
       INITIAL RATE CAP (%)        LOANS          BALANCE      PRINCIPAL BALANCE
-----------------------------    ---------     -------------   -----------------
5.00.........................        93         $88,656,486         100.00%
                                     --         -----------         ------
Total........................        93         $88,656,486         100.00%
                                     ==         ===========         ======



                                PERIODIC RATE CAP

                                                  AGGREGATE      PERCENTAGE OF
                                  NUMBER OF         UNPAID       CUT-OFF DATE
                                   GROUP 2        PRINCIPAL        AGGREGATE
      PERIODIC RATE CAP (%)         LOANS          BALANCE     PRINCIPAL BALANCE
-----------------------------     ---------     -------------  -----------------
1.00.........................         93         $88,656,486         100.00%
                                      --         -----------         ------
Total........................         93         $88,656,486         100.00%
                                      ==         ===========         ======



                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                  AGGREGATE      PERCENTAGE OF
                                     NUMBER OF      UNPAID       CUT-OFF DATE
                                      GROUP 2     PRINCIPAL        AGGREGATE
ORIGINAL LOAN-TO-VALUE RATIOS (%)      LOANS       BALANCE     PRINCIPAL BALANCE
---------------------------------    ---------  -------------  -----------------
 0.01 - 20.00....................        1       $   610,000          0.69%
40.01 - 45.00....................        2           879,342          0.99
45.01 - 50.00....................        2         1,896,722          2.14
50.01 - 55.00....................        6         5,420,581          6.11
55.01 - 60.00....................       11        11,092,647         12.51
60.01 - 65.00....................       11         8,671,071          9.78
65.01 - 70.00....................       29        28,063,043         31.65
70.01 - 75.00....................       30        30,238,081         34.11
75.01 - 80.00....................        1         1,785,000          2.01
                                        --       -----------        ------
      Total......................       93       $88,656,486        100.00%
                                        ==       ===========        ======

         The minimum and maximum loan-to-value ratios of the Group 2 Loans at origination were approximately19.45% and 76.77%, respectively, and the weighted average of the loan-to-value ratios of the Group 2 Loans at origination was approximately 66.57%.






                                      99-24

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                 AGGREGATE      PERCENTAGE OF
                                   NUMBER OF       UNPAID       CUT-OFF DATE
                                    GROUP 2      PRINCIPAL        AGGREGATE
            STATE                    LOANS        BALANCE     PRINCIPAL BALANCE
-------------------------------    ---------   -----------    ------------------
California....................        88       $84,554,066         95.37%
Other (less than 3% in any one
state)........................         5         4,102,420          4.63
                                      --       -----------        ------
   Total......................        93       $88,656,486        100.00%
                                      ==       ===========        ======


         No more than approximately 3.94% of the Group 2 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.


                                  LOAN PURPOSES


                                                 AGGREGATE       PERCENTAGE OF
                                    NUMBER OF      UNPAID        CUT-OFF DATE
                                     GROUP 2     PRINCIPAL         AGGREGATE
          LOAN PURPOSE                LOANS       BALANCE      PRINCIPAL BALANCE
---------------------------------   ---------   -----------    -----------------
Purchase ........................      48       $46,319,961         52.25%
Cash-Out Refinance...............      40        38,869,994         43.84
Rate and Term Refinance..........       5         3,466,531          3.91
                                       --       -----------        ------
   Total.........................      93       $88,656,486        100.00%
                                       ==       ===========        ======

             In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.




                                      99-25